CPG Vintage Access Fund III, LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023 (UNAUDITED)

Investment Funds (98.80%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
AlpInvest Co-Investment Fund (Onshore) VIII, L.P.(a)(c)	North America	Buyout	12/31/2020	$26,025,263	$28,164,486	13.15%
Apax X USD, L.P.(a)(c)	North America	Buyout	3/17/2020	25,845,774	32,609,678	15.23%
Ares Special Opportunities Fund, L.P.(a)(b)(c)	North America	Credit	5/1/2020	6,380,647	14,316,809	6.69%
Blackstone Growth L.P.(a)(c)	North America	Growth	12/15/2020	16,207,698	13,995,214	6.54%
Blackstone Life Sciences V L.P.(a)(c)	North America	Buyout	12/31/2019	4,019,000	5,010,939	2.34%
Cerberus Residential Income Fund B, L.P.(a)(b)(c)	North America	Credit	6/30/2020	15,754,532	19,212,046	8.97%
Foresite Capital Fund V, L.P.(a)(b)(c)	North America	Growth	11/25/2020	13,124,000	14,374,961	6.71%
Foresite Capital Opportunity Fund V, L.P.(a)(b)(c)	North America	Growth	11/25/2020	2,958,000	3,369,377	1.57%
Fortress Lending Fund II (A) LP(a)(b)(c)	North America	Credit	11/30/2020	12,381,734	10,858,092	5.07%
KKR Dislocation Opportunities (Domestic) Fund, L.P.(a)(c)	North America	Credit	5/19/2020	6,452,507	6,503,835	3.04%
KKR Health Care Strategic Growth Fund II SCSp(a)(b)(c)	North America	Growth	11/20/2020	5,742,321	5,522,406	2.58%
NB Select Opportunities Fund III, L.P.(a)(b)(c)	North America	Buyout	3/27/2020	11,474,044	17,326,484	8.09%
Oaktree Opportunities Fund Xi, L.P.(a)(b)(c)	North America	Credit	7/20/2020	21,175,959	25,182,770	11.76%
Wellington Hadley Harbor Partners III, L.P.(a)(b)(c)	North America	Growth	10/19/2020	17,074,777	15,125,593	7.06%

Total Investment Funds				$184,616,256	$211,572,690

Short-Term Investments (2.18%)	Cost	Fair Value	Percentage of Net Assets
Money Market Funds (2.18%)
UMB Demand Deposit, 5.18%(d)	4,664,485	4,664,485	2.18%

Total Money Market Funds	4,664,485	4,664,485

Total Short-Term Investments	$4,664,485	$4,664,485

Total Investments (100.98%)	$189,280,741	216,237,175
Liabilities in Excess of Other Assets (-0.98%)		(2,104,139)
Net Assets (100.00%)		$214,133,036

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $211,572,690, which represents 98.80% of net assets as of December 31, 2023.
(b)	Non-income producing security.
(c)	The Fund held unfunded commitments in the investment as of December 31, 2023.
(d)	The rate shown is the annualized 7-day yield as of December 31, 2023.

See accompanying Notes to Consolidated Schedule of Investments.

CPG VINTAGE ACCESS FUND III, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023 (UNAUDITED)

The following is a summary of significant accounting policies followed by CPG Vintage Access Fund III, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient in accordance with ASC 820.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Adviser. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $211,572,690 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of December 31, 2023. Investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Short-Term Investments	$4,664,485	$–	$–	$4,664,485
Total Investments	$4,664,485	$–	$–	$4,664,485